CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of ABN AMRO Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 6/30/06                       /S/ KENNETH C. ANDERSON
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                                    Kenneth C. Anderson, President
                                    (principal executive officer)

I, Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer of ABN AMRO Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 6/30/06                       /S/ GERALD F. DILLENBURG
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                                    Gerald F. Dillenburg, Senior Vice President,
                                    Secretary & Treasurer
                                    (principal financial officer)